UNITED STATES
                       Securities and Exchange Commission
                             Washington, D.C. 20549
                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                       X
 Post-Effective Amendment No. 24
              and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940               X
 Amendment No. 25

Matthew 25 Fund
(Exact Name of Registrant as Specified in Charter)
P.O. Box 2479  Jenkintown, PA 19046
(Address of Principal Executive Offices)

215-884-4458
(Registrants Telephone Number)

Mark Mulholland      P.O. Box 2479  Jenkintown, PA 19046
(Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering:   As soon as practicable after
the effective date of this Amendment.

It is proposed that this filing will become effective (check appropriate box)
   [ X ] immediately upon filing pursuant to paragraph (b) of rule 485
   [ ] on   May 1, 2013   pursuant to paragraph (b) of rule 485
   [ ] 60 days after filing pursuant to paragraph (a) of rule 485
   [ ] on   (date)  pursuant to paragraph (a) of rule 485




If appropriate, check the following box:
   [ ] This post effective amendment designates a new effective date for a previously filed post-effective amendment.








                                MATTHEW 25 FUND

                                  PROSPECTUS

                                 May 1, 2013
                                P.O. Box 2479
                             Jenkintown, PA 19046
                                  888-M25-FUND
                               Ticker Symbol: MXXVX
                          Website: www.matthew25fund.com





These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. SEC File Number for the Matthew
25 Fund is 811-07471.




      TABLE OF CONTENTS                                       PAGE
The Fund and its investment objective                           1
Fees and Expenses of the Fund                                   1
Portfolio Turnover Policy                                       2
Principal Investment Strategies                                 2
Principal Investment Risks                                      2
Who should invest?                                              2
Who should not invest?                                          2
Yearly returns                                                  3
Management and investment adviser                               3
Purchasing and Redeeming of Shares                              3
Tax Information                                                 3
Additional information about investment strategies
 and risk considerations                                      3-4
Non-diversification policy                                      3
Portfolio holdings                                              4
Investment Advisder                                             4
Portfolio Manager                                               5
Legal proceedings                                               5
Pricing of shares                                               5
Fair Value Pricing                                              5
Purchase of shares and reinvestment                             5
Initial investment                                              5
Subsequent purchase                                             5
Reinvestment                                                    5
Fractional shares                                               5
Investments Made Through Financial Service Agents               5
Trustees of the Fund                                           6
Tax status                                                      6
Individual Retirement Accounts (IRAs)                           6
Pension, Profit-Sharing, 401-k plans                            7
Redemption of shares                                            7
Frequent Purchase and Redemption of Fund Shares                 7
To Open an Account                                              7
Application                                                     8
Form W-9                                                        9
Financial highlights                                            10
Management of the Fund                                          Back Cover
Reports to shareholders                                         Back Cover
Custodian and transfer agent                                    Back Cover
Independent Registered Public Accounting Firm                   Back Cover
Legal Counsel                                                   Back Cover




THE FUND'S INVESTMENT OBJECTIVE
Matthew 25 Fund ("the Fund") seeks long-term capital appreciation. Income is a secondary objective.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
 Sales Charge (Load) Imposed on Purchases                   None
 Deferred Sales Charge (Load)                               None
 Sales Charge (Load) imposed on Reinvested Dividends        None
 Redemption Fee (as a percentage of amount redeemed, if
    shares are held for 365 days or less)                    2%
 Redemption Fee (Wire Transfer Fee)                         $20.00
 Redemption Fee (Check Fee)                                 None
 IRA Custodian Fees (for accounts under $10,000)            $8.00


Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
 Management Fees                                            1.00%
 Distribution and/or Service (12b-1) Fees                   None
 Other Expenses                                             0.15%
 Total Annual Fund Operating Expenses                       1.15%


Example
---------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 year           3 years         5 years         10 years
     $  321           $  365          $  632          $1,398

You would pay the following expenses if you did not redeem your shares:

      1 year          3 years         5 years         10 years
      $  117          $  365          $  632          $1,398

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.

PRINCIPLE INVESTMENT STRATEGIES
The Fund blends Growth and Value Investing in its securities selection process. The Fund's adviser values an investment on four criteria as follows:

                Business
                Management
                Financial
                Price

The adviser believes that you make the most money by investing with the exceptional; accordingly, the adviser searches for securities possessing the best combinations of a desirable business, capable management, clean financials, and a market price that the adviser deems to be at or below its fair value presently or in the future. Based on this fundamental analysis, the adviser will make investments that he classifies as either Value, Value/Growth, or Growth. The adviser does like the value investing adage of "buy low and sell high" although, he prefers the maxim of value/growth and growth investing of "buy low and let it grow."

The Fund is eligible to invest in the securities of companies with small, medium or large capitalization. In other words, the Fund is open to research within a large universe of public companies so that it may find stocks with the exceptional traits that the Fund desires. Whenever the adviser finds such an investment then the adviser may purchase its stock, convertible securities or bonds with up to 25% of the Fund's total assets. The Fund's willingness to place a large percentage of its assets in a single company does distinguish it from most other funds. Therefore, the Fund is classified as non-diversified. These strategies of Focus Investing along with the adviser's security selection process are the two characteristics of how the adviser tries to maximize the Fund's investment returns.


PRINCIPLE INVESTMENT RISKS
General Securities Market Risk. As stock prices may fluctuate, so may the Fund's share price flucuate within a wide range, so that an investor could lose money.

Non-Diversification Risk. The Fund is non-diversified. Because the Fund invests a higher percentage of assets in fewer holdings than the average stock fund does, the Fund is subject to the risk of a price decline or loss due to a change in value of one, or a few of its portfolio holdings.

Multi-Cap Companies Risk. An additional risk will be from the Fund's investments in small and medium capitalization (cap) stocks. Generally, these stocks have higher risks of business failure, lesser liquidity and greater volatility in market price. Due to these factors, small and medium cap stocks have a greater possibility of price decline or loss as compared to large cap stocks. Since the Fund may hold small, medium and large cap stocks it is riskier than a fund which holds only large cap stocks.

WHO SHOULD INVEST
Investors who are seeking potential long-term appreciation and are willing to own stocks, in a portfolio, selected and managed by the Fund's investment adviser. Long-term, as determined by management and the investment adviser, is at least three years.

WHO SHOULD NOT INVEST
Investors not willing to accept the risks of owning stocks in a managed portfolio. The Fund is not for investors seeking to trade the stock market for short-term fluctuations.

BAR CHART AND PERFORMANCE TABLE
The bar chart and table below provide an indication of the risks of investing in the Matthew 25 Fund. The chart shows the changes in the Fund's performance from year to year over the past 17 years. The table compares the Fund's returns to those of a broad-based securities market index. After-tax returns are calculated using historical highest federal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRA's. As with all mutual funds, past results, before and after taxes, are not an indication of future performance.

Annual Percentage Returns
                                                         47.89%
50%|                                                      X
45%|     39.65%                                           X
40%|      X                                               X
35%|      X                     32.12%                    X 31.97%     31.63%
30%|      X 25.93%                X                       X   X         X
25%|18.68%X  X                    X 20.05%                X   X         X
20%|X     X  X                    X   X                   X   X         X
15%|X     X  X           10.69%   X   X                   X   X  10.45% X
10%|X     X  X      3.62% X       X   X 5.07% 3.79%       X   X    X    X
 5%|X     X  X  1.08% X   X       X   X  X     X          X   X    X    X
 0%|X     X  X   X    X   X       X   X  X     X          X   X    X    X
 -----------------------------------------------------------------------------
 -5%:                         X                   X    X
-10%                        -1.67%                X    X
-15%                                              X    X
-20%                                              X    X
-25%                                           -19.18% X
-30%                                                   X
-35%                                                   X
-40%                                                   X
-45%                                                 -40.44%
 -----------------------------------------------------------------------------
    '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12

During the 17 year period shown in the bar chart the highest return for a quarter was 26.83% while the worst return for a quarter was -24.75%. These returns occurred in quarters ending June 30, 2009 and December 31, 2008, respectively.

      Average Annual Total Returns For The Year Ended December 31, 2012

                                      1 year     5 years     10 Years
Matthew 25 Fund
 Return Before Taxes                  31.63%     11.06%      8.97%
 Return After Taxes on Distributions  30.90%     10.65%      8.33%
 Return After Taxes on Distributions  26.44%      9.38%      7.58%
   and Sale of Fund Shares
-------------------------------------------------------------------------------
-
Russell 3000 Index                    16.42%      2.04%       7.68%
 (reflects no deduction for
  fees, expenses or taxes)


MANAGEMENT AND
INVESTMENT ADVISER
The Matthew 25 Management Corp. is the Investment Adviser to the Fund and has continued this service since July 8, 1996. Mr. Mark Mulholland is the president of the Investment Adviser as well as serving as the president and portfolio manager of the Fund. Mr Mulholland has managed the Matthew 25 Fund's portfolio since July 8, 1996.

PURCHASING AND REDEEMING SHARES
You may purchase or redeem shares of the Fund on any business day by mail or telephone to:
Matthew 25 Fund
C/O Mutual Shareholder Services
8000 Town Centre Drive, Suite 400
Broadview Heights, OH  44147
Tel: 888-M25-FUND

Purchase Minimums
To open an account      $10,000
Additional purchases    $   100

TAX INFORMATION
The Fund generally pays out its distributions (dividends and capital gains) annually in December.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES
AND RISK CONSIDERATIONS

The Matthew 25 Fund is an open-ended, non-diversified investment company.
The Fund's investment objectives are non-fundamental and can be changed without shareholder approval.

There is no guarantee that the adviser's valuations are accurate. Even when a stock is purchased below its perceived fair value, there may be unforeseen changes in the business that may lead to a decline in value for the stock.

Non-Diversification Policy: The Fund is classified as non-diversified, which means that it may invest a relatively high percentage of its assets in the obligations of a limited number of issues. Non-diversification is a principle strategy of the Fund. The Fund, therefore, may be more susceptible than a more widely diversified fund to any single political, economic, or regulatory occurrence. The policy of the Fund is one of selective investments rather than broad diversification. The Fund seeks only enough diversification for adequate representation among what it considers to be the most attractive securities and to maintain its federal non-taxable status under Sub-Chapter M of the Internal Revenue Code (see Tax Status).

OTHER STRATEGIES
Foreign securities: While the Fund normally invests in domestic companies, it may also invest in stock of foreign companies. The Fund will usually limit its foreign investments to foreign companies that trade on U.S. exchanges or over the counter markets. Such companies will comply and register with the U.S. Securities and Exchange Commission. There may be less public information about a foreign company and the adviser may not be able to understand the company as well as a domestic company due to language and cultural barriers. Foreign investments may have added risks due to currency rates, expropriation, confiscatory taxes, or political instability.

Defensive positions: Occasionally the Fund may take temporary defensive positions that would include all types of U.S. government obligations, and money market funds. Such a strategy would be in response to adverse market conditions or an inability to find securities that satisfy the adviser's price and quality standards. The Fund may not achieve its investment objective of long-term capital appreciation, whenever it is holding such defensive positions. Not only will such investments reduce the appreciation potential of the Fund, it will also increase the Fund's taxable income. These securities are generally not subject to credit risk but may be subject to interest rate and time risk. Medium and long-term bonds that have fixed interest and principal payments will decline in price if interest rates for the same maturities rise.

Exchange-Traded Fund positions: The Fund may invest a portion of its assets in ETFs. If and when the Fund invests in ETFs, the Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) that may be paid by certain of the ETFs in which it invests. These expenses would be in addition to the advisory and other expenses that the Fund bears in connection with its own operations. The Fund will also incur brokerage costs when it purchases ETFs. Investments in certain ETFs also may be subject to substantial regulation, including potential restrictions on liquidity and potential adverse tax consequences if the ETFs do not meet certain requirements. Correlation risk is the risk that the performance of an ETF may not completely replicate the performance of the underlying index or investment benchmark. A number of factors may affect an ETF's ability to achieve a high degree of correlation with its benchmark, including fees, expenses, transaction costs, disruptions or illiquidity in the markets for the securities or financial instruments in which the ETF invests, among other things. There can be no guarantee that an ETF will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. In addition the underlying assets of an ETF may decline in value which would have an adverse affect on the performance of the Fund.

Special Situation Securities:The Fund may invest in special situations, such as the fixed income securities of a company in default. These securities would include secured or unsecured bonds, and preferred stocks. These defaults occur when a company misses a payment on its fixed income securities and may be under protection of Chapter 11 bankruptcy proceedings. Such investments, when made, are consistent with the Fund's goal of long-term capital appreciation, and satisfy the adviser's criteria of market price sufficiently below estimated fair value. Such investments should be seen as an equity substitute and not as a standard fixed income investment, since the bondholders or preferred stockholders may eventually receive common stock in a reorganization. These securities are considered more risky than investments in companies with higher credit ratings, and may be less liquid. The adviser will select defaulted stocks and bonds of companies he believes will survive, and successfully restructure its defaulted securities, so that the value of these fixed income securities may increase in price as a result of such restructuring. Further deterioration in the operating business of the company in default or an incorrect valuation by the adviser may lead to a loss of money for these special situation investments.


PORTFOLIO HOLDINGS
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (SAI). As explained in the SAI, quarterly portfolio holdings of the Fund are released to the public once the information has been filed with the SEC in the Fund's Annual Report, Semi-Annual Report, or Form N-Q filings.


INVESTMENT ADVISER
Matthew 25 Management Corp.
P.O. Box 2479
Jenkintown, PA  19046

The Matthew 25 Management Corp. is the Investment Adviser to the Fund.
The current advisory agreement will continue on a year to year basis provided that approval is voted at least annually by the Fund's Board of Trustees or by majority vote of the outstanding voting securities of the Fund, but in either event, it must also be approved by a majority of the Fund's Trustees who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940. Under the Agreement, the Matthew 25 Management Corp., the Adviser, will have full discretion and responsibility for the investment decisions in the Fund. The Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to the Matthew 25 Management Corp. In the event of its assignment, the Agreement will terminate automatically. For these services the Fund has agreed to pay to Matthew 25 Management Corp. a fee of 1% per year on the average net assets of the Fund. All fees are computed and accrued on the daily closing net asset value of the Fund and are payable monthly. The Investment Adviser would forgo sufficient fees to hold the total expenses of the Fund to less than 2% of the first $10 million in averaged assets and 1.5% of the next $20 million.

A discussion regarding the basis for the Board of trustee's approval of the Agreement between the Fund and the Adviser is available in the Fund's Annual Report to Shareholders dated December 31, 2012.

Pursuant to its contract with the Fund, the investment adviser is required to pay all costs of travel and materials required in its research; this is so that the adviser may fulfill its duty to buy, sell and hold securities that the adviser deems to best satisfy the Fund's investment objectives. The adviser pays the salaries of the Fund's officers, trustees or employees who are employees of the investment adviser. The Fund pays the expenses to operate as a Registered investment Company, including but not limited to the following:

        . audit fees
        . bookkeeping and record maintenance
        . brokerage commissions
        . custodian fees
        . trustees' fees
        . insurance
        . interest
        . legal fees
        . operating its offices
        . registration and compliance
        . taxes
        . transfer agent fees


PORTFOLIO MANAGER
Mark Mulholland is the President of the Matthew 25 Management Corp (the Adviser to the Fund), and the President and Portfolio Manager for the Fund. He has been President and Portfolio Manager of the since 1996. Mr. Mulholland has over 29 years of experience in the securities industry. Mr. Mulholland is also a stockbroker with Boenning & Scattergood.

The Fund's SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.

LEGAL PROCEEDINGS
As of the date of this prospectus, there was no pending or threatened litigation involving the Fund in any capacity whatsoever.

PRICING OF SHARES
The Net Asset Value of the Fund's shares is determined as of the close of business of the New York Stock Exchange ("NYSE") for each business day of which the NYSE is open (presently 4:00 PM Monday through Friday). This, of course, is exclusive of any and all legal holidays the NYSE so honors by being closed for the day. The price is determined by dividing the market values of its securities, plus any cash and other assets, less all liabilities excluding par and surplus capital, by the number of shares outstanding. The market values, for securities listed on a national or regional exchange or on the National Association of Securities Dealers Automated Quotation (NASDAQ) market, are determined by the closing prices on the securities' primary market. Exchange or NASDAQ securities that have not recently traded are valued at the last bid price in the securities' primary market. Short-term paper (debt obligations that mature in less than a year) are valued at amortized cost that approximates market value.


FAIR VALUE PRICING
The Fund's Board of trustees has adopted guidelines for Fair Value Pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees. Generally, Fair Value Pricing is used only when market prices are unavailable. As an example, if trading is halted on one of the Fund's portfolio holdings while the market remains open for most other securities, the Adviser may use Fair Value
Pricing to value that holding in order to calculate the day's NAV.


PURCHASE OF SHARES AND REINVESTMENTS
The offering price of the shares offered by the Fund is at the Net Asset Value per share ("NAV") next determined after receipt of the purchase order, by the Fund. The Fund reserves the right, at its sole discretion, to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applications when, in the judgment of management such termination or rejection is in the best interests of the Fund.

Initial Investments: Initial purchase of shares of the Fund may be made by application submitted to the Fund with a check, money order or transfer wire made payable to the Matthew 25 Fund, or through a brokerage firm or other financial institution that has agreed to sell the Fund's shares. For the convenience of investors, a Share Purchase Application form is provided with this Prospectus, as well as Form W-9. A signed Form W-9 is necessary to avoid mandatory withholding of Federal Taxes from dividends, distributions and redemptions. The minimum initial purchase, of shares, is $10,000; less may be accepted under special circumstances. The Fund is eligible for sale in many states. There will be no solicitation of other states' residents as potential shareholders until registration under the Blue Sky or Notification Laws of such states have been met.

In compliance with the USA Patriot Act of 2001, please note that the Fund will verify certain information on your account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted.

Subsequent Purchases: Subsequent purchases may be made by mail or by phone and are due and payable three business days after the purchase date. The minimum is $100, but less may be accepted under special circumstances.

Reinvestments: The Fund will automatically retain and reinvest dividends and capital gain distributions. Reinvestment, for the shareholder, will be at net asset value on the close of business on the distribution date. A Shareholder may at any time, by letter or forms supplied by the Fund, direct the Fund to pay the dividends and/or capital gains distributions to the shareholder in cash.

Fractional Shares: Shares will be issued up to three decimal places.

Investments Made Through Financial Services Agents: If you invest through a financial services agent (rather than directly with the Fund), the policies and fees may be different than those described here. Financial advisers, financial supermarkets and other financial services agents may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial services agent if you have any questions. Your financial services agent is responsible for transmitting your orders in a timely manner.


TRUSTEES OF THE FUND

                          Fund Shares      Dollar Range of Equity       Percent
Name                      Owned 12/31/12   Ownership of Fund 12/31/12  of class


Philip J. Cinelli, D.O      30,531.083         $500,001 - $1,000,000      0.22%

Samuel B. Clement            1,269.253         $ 10,001 - $ 50,000        0.01%

Linda Guendelsberger, CPA   21,282.889         $100,001 - $500,000        0.15%

Scott A. Satell             22,903.316         $500,001 - $1,000,000      0.16%

Steven D. Buck, Esq.*       20,360.567         $100,001 - $500,000        0.14%

Mark Mulholland*           224,458.751         Over $1,000,000            1.59%



* trustees of the Fund who would be considered "interested persons" as defined by the Investment Company Act of 1940. Mark Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser. Mr. Buck is not an independent trustee as long as he or his law firm provide legal advice to the Fund for compensation. Additionally, Mr. Buck's sister Lesley Buck is the Chief Compliance Officer of the Matthew 25 Fund.

TAX STATUS
Under provisions of the Internal Revenue Code of 1986 as amended, the Fund, by paying out substantially all of its investment income and realized capital gains, has been and intends to continue to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated investment company" under Internal Revenue Code, at least 90% of the Fund's income must be derived from dividends, interest and gains from securities transactions, and no more than 50% of the Fund's assets may be in security holdings that exceed 5% of the total assets of the Fund at the time of purchase.

Distribution of any net, long-term, capital gains realized by the Fund this year will be taxable to the shareholder as long-term capital gains, regardless of the length of time Fund shares have been held. All income realized by the Fund, including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of such dividends or distributions and, although in effect a return of capital, are subject to federal income taxes. You can receive distributions of income or capital gains in cash, or you can have them reinvested in more shares of the Fund. Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional fund shares. A sale of Fund shares is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal tax return. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale of Fund shares, may be subject to state and local taxes.

The Fund is required by federal law to withhold a percentage of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on tax
Form W-9 supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

Portfolio Turnover Policy: The Fund does not propose to purchase securities for short-term trading in the ordinary course of operations. Accordingly, it is expected that the annual turnover rate will not exceed 50%, wherein turnover is computed by dividing the lesser of the Fund's total purchases or sales of securities within the period by the average monthly portfolio value of the Fund during such period. There may be times when management deems it advisable to substantially alter the composition of the portfolio, in which event, the portfolio turnover rate may substantially exceed 50%; this would only result from special circumstances and not from the Fund's normal operations.

INDIVIDUAL RETIREMENT ACCOUNTS
You may purchase shares for an individual retirement account ("IRA") including Traditional IRAs, Roth IRAs, SEP IRAs, and Simple IRAs. IRA investments are available for the following:
        .Regular contributions
        .Rollover of certain employer sponsored pension and profit-sharing plan distributions.
        .Transfers from other IRA's

All assets are automatically invested in Fund shares, including all dividends and distributions paid on Fund shares within an IRA. There is an annual fee of $8.00 charged for IRA reporting costs. The Fund will pay the annual IRA fee for accounts with a value of at least $10,000. Accounts below $10,000 in market value may be charged the $8.00 fee. When the Fund pays the annual IRA fees it will be part of the IRA expenses for the Fund.

PENSION, PROFIT SHARING AND 401-K PLANS
Purchases of Fund shares through a business' retirement plans are available to the owners, officers and employees who participate in the retirement plans. The accounts will be registered under the name and tax identification of the pension, profit sharing and/or 401K plans.

REDEMPTION OF SHARES
The Fund will redeem all, or any part, of the shares for any shareholder who tenders a request for redemption, if the shares are held at the Fund. Proper endorsements guaranteed either by a national bank or a member firm of the New York Stock Exchange will be required, for withdrawals over $25,000, unless the shareholder is known by management. The redemption price is the net asset value per share next determined after the redemption notice is received by the Fund. The proceeds received by the shareholder may be more or less than his cost of such shares, depending upon the net asset value per share at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal income tax purposes.

Payment by the Fund will be made within 7 calendar days after tender. The Fund may suspend the right of redemption or postpone the date of payment for the following reasons:

        .The New York Stock Exchange is closed for other than customary weekend or holiday closings.
        .Trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or other authority.
        .The Securities and Exchange Commission or other authority has determined that an emergency exists making disposal of the Fund's securities or valuation of net assets not practicable.
        .Other extraordinary events which may restrict the Fund from selling its securities or distributing its liquid assets.

The Fund intends to make payments in cash, however, the Fund reserves the right to make payments in kind. For redemptions paid by wire transfer, the shareholder may be charged a $20.00 wire redemption fee.

Redemption checks may be made payable to (1) the shareholder(s) of record, or
(2) a financial intermediary for the benefit of the shareholder(s) of record.

FREQUENT PURCHASE AND REDEMPTION OF FUND SHARES
The Fund is intended for use as a long-term investment vehicle. Long-term, as defined by management, is at least three years. The Fund is not intended to provide a means of speculating on short-term market movements. Frequent short-term trades by investors have the potential to make the Fund more difficult to manage efficiently, could impose additional brokerage or administrative costs on the Fund, may create unplanned tax burdens for some shareholders, and may dilute the value of Fund shares held by long-term investors. The Fund does not have any arrangements with any person to permit frequent purchases and redemptions of their shares. The Fund encourages long-term investing, and if a shareholder redeems shares for short-term trading, the Fund will take reasonable action in response, up to and including the limitation, suspension, or termination of a shareholder's purchase privileges. This policy is applied uniformly to all shareholders. It may not be feasible for the Fund to prevent or detect every potential instance of short-term trading, and detection may be particularly difficult with brokerage firm omnibus accounts.

The Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Fund shares by Fund shareholders. To discourage short-term trades by investors, and to compensate the Fund for costs that may be imposed by such trades, the Fund will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell your shares after holding them for 365 days or less. The redemption fee is paid directly to the Fund and is designed to offset transaction costs and to protect the Fund's long-term shareholders. The Fund will use the "first-in, first-out" (FIFO) method to determine the 365 day holding period. The redemption fee does not apply to shares purchased through reinvested distributions. The Fund reserves the right to waive redemption fees for certain accounts that have proven to be long-term shareholders.

The Fund reserves the right to reject any purchase at any time.

TO OPEN AN ACCOUNT
Complete the Matthew 25 Fund Share Purchase Application found on the following two pages. Make your check payable to "Matthew 25 Fund" and mail with your application to:

Matthew 25 Fund
C/O Mutual Shareholder Services, LLC
8000 Town Centre Drive, Suite 400
Broadview Heights, OH 44147


To open an IRA, there is an additional application that must be completed. Please call 1-888-M25-FUND to obtain the IRA application.



MATTHEW 25 FUND SHARE PURCHASE APPLICATION  Mail to:Matthew 25 Fund
                                         C/O Mutual Shareholder Services, LLC
                                         8000 Town Centre Drive, Suite 400
                                         Broadview Heights, OH 44147

Please fill out one of the following four types of accounts:

1) Individual Account or IRA

   ___________  __  __________________ _________________  __________
   First Name   MI  Last Name          Social Security #  Birth date

2) Joint Account

   ___________  __  __________________ _________________  __________
   First Name   MI  Last Name          Social Security #  Birth date

   ___________  __  __________________ _________________  __________
   First Name   MI  Last Name          Social Security #  Birth date

3) Custodial Account

  ____________  __ ___________________ ________________   ________
  Custodian's   MI Custodian's         Social Security #  Birth date
  First Name	   Last Name


  ____________  __ ___________________ ________________   ________
  Minor's   	MI Minor's             Social Security #  Birth date
  First Name	   Last Name 		of Minor

4) All Other Accounts (Corporate, Trust, QRP and Other)

   _________________________________________  ____________________
   Account Title                               Tax Identification #


________________________________________________________________
(This line is for Account Title if additional space is necessary.)





Biographical and other information about the new account:


   Full Address:
    Number & Street
__________________________________________________________


City______________  State______  Zip Code_______________

Citizen of_________  Home Phone_____________  BusPhone________


Dividend Direction:   Reinvest all distributions_________
			Pay in Cash_______



Signature of Owner, Trustee or Custodian:
___________________________________

Signature of Joint Owner (if joint account):
___________________________________


           Please make check payable to:     MATTHEW 25 FUND

Amount of Investment Attached $______________ (Minimum initial purchase
$10,000)

Please continue to next page


FORM W-9
(Rev. October 2007)
Department of Treasury
Internal Revenue Service


                              REQUEST FOR TAXPAYER
                      IDENTIFICATION NUMBER AND CERTIFICATION

_______________________________________________________________________________
Name (as shown on your income tax return)


_______________________________________________________________________________
Business name (if applicable)


_______________________________________________________________________________
Check appropriate box:
                          ___ Individual/Sole Proprietor        ___ Corporation
                          ___ Partnership                       ___ Other

_______________________________________________________________________________
Street Address


________________________________________________________________________________
City, State & Zip Code


________________________________________________________________________________




Part I - Taxpayer Identification Number (TIN)

Enter your Taxpayer Identification Number in the appropriate space below. The TIN provided must match the name given above to avoid backup withholding. For individuals, this is your social security number (SSN). For other entities, it is your employer identification number (EIN).


Social Security Number ___ - __ - ____

           or

Employer ID Number     __ - __________



Part II - Certification
Under penalties of perjury, I certify that:
        1. The number shown on this form is my correct taxpayer identification number, and
        2. I am not subject to backup withholding because a) I am exempt from backup withholding, or b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or c) the IRS has notified me that I am no longer
        subject to backup withholding, and
        3. I am a U.S. person (including a U.S. resident alien)

Signature of U.S. person                       Date


_____________________________________         _________________________________






FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming the reinvestment of all dividends & distributions. This information has been audited by Sanville & Company, whose report along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

Selected data for a share outstanding
throughout the period:               For The Years Ended


                             __________________________________________________
                             12/31/2012 12/31/11  12/31/10   12/31/09  12/31/08
                             _________________________________________________
Net asset value, beginning
   of period                   $17.18    $15.57   $11.83     $8.08     $13.89

Net investment income (1)        0.07      0.02     0.04      0.12       0.16
Net gains or (losses) on
 investments
   (realized and
   unrealized)                  5.32     1.61       3.74      3.75     (5.79)
                             _______   _______     ______     ______    _____
Total from investment
   operations                   5.39     1.63       3.78      3.87     (5.63)
Less distributions
 From net investment income    (0.04)   (0.02)     (0.04)    (0.12)    (0.18)
 From realized gains           (0.39)    0.00       0.00      0.00      0.00
                              _______    ______    ______     ______   ______

  Total distributions          (0.43)   (0.02)    (0.04)     (0.12)    (0.18)

Paid in capital from
   redemption fees (3)          0.04     0.00      0.00      0.00       0.00

Net asset value, end
   of period                  $22.18     $17.18    $15.57     $11.83    $8.08
                             =======    =======    =======   ========  =======
Total return (2)              31.63%      10.45%    31.97%    47.89%  (40.44)%

Net assets, end of period
 (000's Omitted)              $313,521   $63,277   $56,200    $42,574   $31,387

Ratio of expenses, to
  average net assets           1.15%      1.22%     1.21%      1.25%      1.24%

Ratio of net investment
  income to average assets     0.33%      0.10%     0.32%      1.24%      2.60%

Portfolio turnover rate       23.23%      22.94%   26.59%     34.36%     73.21%


(1) Per share net investment income has been determined on the average number of shares outstanding during the period.
(2) Total return assumes reinvestment of dividends.
(3) Redemption fees resulted in less than $0.01 per share.

PRIVACY POLICY
Our Privacy Policy applies only to Matthew 25 Fund shareholders who have a direct relationship with us. If you buy the Fund's shares through a financial service provider, that provider's privacy policy will apply to you.

The Matthew 25 Fund's Privacy Policy is as follows:

Categories of personal information we collect:
We collect nonpublic personal information about you from the following sources:

* Information we receive from you on applications or other forms, information we receive from you over the phone, or information we receive from you by email or our website. This information includes: name, address, phone number, birth date, social security or tax ID number, and beneficiary information for IRA accounts.

* Information about your transactions with us, such as your account balance or transaction history.

OUR DISCLOSURE STATEMENT
We do not disclose any nonpublic personal information about our shareholders or former shareholders to anyone, except as required by law.

We do not currently, and never will, sell our shareholder list.


MANAGEMENT OF THE FUND
The business of the Fund is managed under the direction of its Board of Trustees and Officers. The Board is responsible for determining that the Fund operates in accordance with its stated objectives, policies, and investment restrictions. The Board appoints officers to run the Fund and selects an Investment Adviser to provide investment advice (See Investment Adviser).
The Board meets at least four times a year to review Fund progress and status. In addition, an independent trustee performs an independent review whenever the Board requests one. The Board may call a special meeting in order to allow shareholders to vote upon a pertinent matter.

REPORTS TO SHAREHOLDERS
The Fund sends to all shareholders annual reports containing audited financial statements after the end of the fiscal year on December 31st. Financial statements that are not audited are sent after June 30th. The Fund will also send account statements to each shareholder at least quarterly.

TRANSFER AGENT
Mutual Shareholder Services, LLC
8000 Town Centre Drive, Suite 400
Broadview Heights, OH 44147

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street, 6th Floor
Cincinnati, OH  45202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Sanville & Company
1514 Old York Road
Abington, PA  19001

LEGAL COUNSEL
Stevens & Lee
111 N. 6th Street
Reading, PA 19601

INVESTMENT ADVISER
Matthew 25 Management Corp.
P.O. Box 2479
Jenkintown, PA 19046


SEC File Number for the Matthew 25 Fund is 811-07471


Why You Should Read This Prospectus:

This Prospectus should be read and held for future reference. It is provided to help you decide if the Fund is the proper investment for you. The risks, objectives and strategies of the Matthew 25 Fund are explained within this prospectus.

How to Obtain More Information:

You will find more information about the Fund, available without charge, in the following documents:

Annual and Semi-annual Reports

Our annual and semi-annual reports list the holdings in the Fund, describe Fund performance, include financial statements for the Fund, and discuss the market conditions and investment strategies that significantly affected the Fund's performance.

Statement of Additional Information

The Statement of Additional Information contains additional and more detailed information about the Fund.

THERE ARE FOUR WAYS TO OBTAIN A COPY OF THESE DOCUMENTS

1. Call or write to the Matthew 25 Fund at the address or phone number listed at the bottom of this page. The documents will be sent to you at no charge.

2. Go to the Fund's Website (www.matthew25fund.com) and download the documents, at no charge.

3. Write or submit an E-mail request to the Public Reference Section of the Securities and Exchange Commission (SEC) and ask them to mail you a copy. The SEC charges a fee for this service. You can also drop by the Public Reference Section and copy the documents while you are there. Information about the Public Reference Section may be obtained by calling the SEC.

Public Reference Section of the SEC
Washington, D.C. 20549-1520.
202-551-8090
E-mail address: publicinfo@sec.gov

4. Go to the SEC's Website (www.sec.gov) and download a free text-only version from the EDGAR database on the Website. SEC file number for the Matthew
25 Fund is 811-07471.


PROSPECTUS
MATTHEW 25 FUND
P.O. Box 2479
Jenkintown, PA 19046
888-M25-FUND
215-884-4458

Ticker Symbol: MXXVX
Website: www.matthew25fund.com

May 1, 2013






                             MATTHEW 25 FUND
                              P.O. Box 2479
                           JENKINTOWN, PA 19046
                               888-M25-FUND
                               215-884-4458

                                  Part B
                      STATEMENT OF ADDITIONAL INFORMATION

                               May 1, 2013

This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the Fund's current prospectus dated May 1, 2013. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2012, which was filed with the Securities and Exchange Commission on March 4, 2013. To obtain a free copy of the Prospectus or Annual Report, please write or call the Fund at the address or phone number listed above.



TABLE OF CONTENTS
Fund History.........................................................2
Description of the Fund and Its Investments and Risks................3
 Objective...........................................................3
 Security Selection Criteria.........................................3
More on Risks of Specific Strategies of the Fund.....................3
 (a)U.S. Government and Agency Bonds.................................3
 (b)Special Situations...............................................3
 (c)Foreign Securities...............................................4
General Risks of the Fund............................................4
 Portfolio Turnover Policy...........................................4
 Non-diversification Policy..........................................4
Additional Fund Policies.............................................5
Portfolio holdings...................................................5
Management of the Fund...............................................6
 Management Ownership of Fund........................................7
 Compensation of Trustees and Officers..............................8
Code of Ethics.......................................................9
Proxy Voting.........................................................9
Anti-Money Laundering Program.......................................10
Principal Holders of Shares.........................................10
Investment Adviser..................................................11
 Advisory Fees......................................................12
Independent Registered Public Accounting Firm ......................12
Custodian...........................................................12
Portfolio Manager...................................................12
Brokerage...........................................................13
Capitalization......................................................14
 Voting Rights......................................................14
Purchase of Shares and Reinvestment.................................14
 Initial Investment.................................................14
 Subsequent Purchases...............................................14
 Reinvestment.......................................................15
 Fractional Shares..................................................15
 Purchases and Sales Through Broker Dealers.........................15
Pricing of Shares...................................................15
Frequent purchase and redemption of fund shares ....................16
Tax Status..........................................................16
 Individual Retirement Accounts (IRA's).............................17
Performance Data....................................................17
Financial Statements................................................20


FUND HISTORY
MATTHEW 25 FUND (also referred to as the "Fund") was incorporated in Pennsylvania on August 28, 1995. The initial seed money of $100,000 was invested by Mark and Ann Mulholland on October 16, 1995. The Fund did not accept investments from the public until October 1996 and has operated solely as an Investment Company since inception. The Fund's registered office is in Jenkintown, Pennsylvania; mail may be addressed as follows:

                             Matthew 25 Fund
                             P.O. Box 2479
                             Jenkintown, PA 19046.

Mr. Mark Mulholland is President of the Fund. He has direct responsibility for the day to day management of the Fund, continued registration, and compliance with the Securities and Exchange Commission.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
Objective: Matthew 25 Fund ("the Fund") is an open-ended, non-diversified, investment company that seeks long-term capital appreciation, through investments in common stocks and/or securities convertible into common stocks. Income, through dividends or interest, will be a secondary objective. The Fund's investment objective is non-fundamental and can be changed without shareholder approval.

Security Selection Criteria: Criteria used by the Adviser in recommending purchases of securities will be based on the Business Economics, Management Quality, Financial Condition and Security Price of each business.

MORE ON RISKS OF SPECIFIC STRATEGIES OF THE FUND:
(a) U.S. Government and Agency Bonds
The adviser does not intend to invest in U.S. government bonds on a regular basis or for long periods of time. It does wish to have the authority to do so as a defensive strategy. There may be times when the returns on such bonds may be more attractive than the returns on money market or other short-term interest accounts. Also, due to drastic price changes in the stock or bond markets, there may be times the adviser would feel that the U.S. government or agency bonds offer a better return potential and/or lower risk scenario than stocks. Besides increasing the taxable income to the Fund's shareholders, there is historical evidence that bonds provide lower total returns than stocks over the long-term. In addition, there have been periods in the past, and very likely will be in the future, when the U.S. government and its agency's bonds have generated negative total rates of return. Therefore, in the event that the Fund uses such an investment strategy, it will likely be used for a short or intermediate period.

(b) Special Situation Investments
The Fund may invest in special situations, such as the fixed income securities of a company in default. These securities would include secured or unsecured bonds, and preferred stocks. These defaults occur when a company misses a payment on its fixed income securities and may be under protection of Chapter
11 bankruptcy proceedings. Such investments, when made, are consistent with the Fund's goal of long-term capital appreciation, and satisfy the adviser's criteria of market price sufficiently below estimated fair value. Such investments should be seen as an equity substitute and not as a standard fixed income investment. These securities are considered more risky than investments in companies with higher credit ratings, and may be less liquid. The adviser will select defaulted stocks and bonds of companies he believes will survive, and successfully restructure its defaulted securities, so that the value of these fixed income securities may increase in price as a result of such restructuring. Further deterioration in the operating business of the company in default or an incorrect valuation by the adviser may lead to a loss of money for these special situation investments.

The securities of company's in default appear to be very risky, however, its securities may offer very low long-term price risk, with high reward potential. An example would be a viable operating company, with too much debt so that it is forced to file for Chapter 11 Protection in order to restructure its excessive debt load. Through its research, the adviser feels the debt will only receive 10 cents on the dollar, however, some of its debt, in the form of public bonds, trades at 2-5 cents on the dollar. Depending on the confidence of its analysis and its estimation of the length of time for reorganization, the adviser may wish to invest in the defaulted bonds. Such special situation investments may have large spreads in the buy and sell price of its securities due to low liquidity and thus, may be more expensive to trade than a more liquid security. These investments are made for a specific price target, therefore, if achieved, will be sold, increasing the portfolio turnover. This turnover may increase the fund's costs due to the costs of selling, and potential taxes for the Fund's shareholders. There is greater time risk in these securities because the upside values are usually limited, to face value or less, therefore the rate of return declines the longer it takes for restructuring or receipt of back payments.

(c) Foreign securities
The Fund will usually limit its foreign investments to foreign companies that trade on U.S. exchanges or over the counter markets. Such companies will comply and register with the U.S. Securities and Exchange Commission. There may be less public information about a foreign company and the adviser may not be able to understand the company as well as a domestic company due to language and cultural barriers. Foreign investments may have added risks due to currency rates, expropriation, confiscating taxes, or political instability.

(d) Exchange-Traded Fund positions: The Fund may invest a portion of its assets in ETFs. If and when the Fund invests in ETFs, the Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) that may be paid by certain of the ETFs in which it invests. These expenses would be in addition to the advisory and other expenses that the Fund bears in connection with its own operations. The Fund will also incur brokerage costs when it purchases ETFs. Investments in certain ETFs also may be subject to substantial regulation, including potential restrictions on liquidity and potential adverse tax consequences if the ETFs do not meet certain requirements. Correlation risk is the risk that the performance of an ETF may not completely replicate the performance of the underlying index or investment benchmark. A number of factors may affect an ETF's ability to achieve a high degree of correlation with its benchmark, including fees, expenses, transaction costs, disruptions or illiquidity in the markets for the securities or financial instruments in which the ETF invests, among other things. There can be no guarantee that an ETF will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. In addition the underlying assets of an ETF may decline in value which would have an adverse affect on the performance of the Fund.

GENERAL RISKS OF THE FUND:
As stock prices may fluctuate, so may the Fund's share price fluctuate within a wide range, so that an investor could lose money over a period of time. Since the Fund invests a higher percentage of assets in fewer holdings than the average stock fund does, the Fund is subject to the risk of underperformance, due to weakness in one or a few of its stocks.

Risks associated with the Fund's performance will be those due to broad market declines and business risks from difficulties which occur to particular companies while in the Fund's portfolio. It must be realized, as is true of almost all securities, there can be no assurance that the Fund will obtain its ongoing objective of capital appreciation.


Portfolio Turnover Policy: The Fund does not propose to purchase securities for short-term trading in the ordinary course of operations. Accordingly, it is expected that the annual turnover rate will not exceed 50%, wherein turnover is computed by dividing the lesser of the Fund's total purchases or sales of securities within the period of the average monthly portfolio value of the Fund during such period. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to the Fund's shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance. The portfolio turnover rates for the Matthew 25 Fund for the two years ended December 31, 2012 and 2011 were 23.23% and 22.94%, respectively. There may be times when management deems it advisable to substantially alter the composition of the portfolio, in this event, the portfolio turnover rate might exceed 50%; this would only result from special circumstances and not from the Fund's normal operations.

Non-diversification Policy: The Fund is classified as non-diversified, which means that it may invest a relatively high percentage of its assets in the obligations of a limited number of issuers. The Fund, therefore, may be more susceptible than a more widely diversified fund to any single, economic, political, or regulatory occurrence. The policy of the Fund, in the hope of achieving its objective as stated above, is, therefore, one of selective investments rather than broad diversification. The Fund seeks only enough diversification for adequate representation among what it considers to be the best performing securities and to maintain its federal non-taxable status under Sub-Chapter M of the Internal Revenue Code.

ADDITIONAL FUND POLICIES
By-laws of the Fund provide the following fundamental investment restrictions;
The Fund may not, except by the approval of a majority of the outstanding shares; i.e. a) 67% or more of the voting securities present at a duly called meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or b) of more than 50% of the outstanding voting securities, whichever is less:
(a) Act as underwriter for securities of other issuers except insofar as the Fund may be deemed an underwriter in selling its own portfolio securities.
(b) Borrow money or purchase securities on margin, but may obtain such short term credit as may be necessary for clearance of purchases and sales of securities for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.
(c) Sell securities short.
(d) Invest in securities of other investment companies except as part of a merger, consolidation, or purchase of assets approved by the Fund's shareholders. However, the Fund may invest in exchange-traded funds (ETFs) regardless if the ETF is structured as an investment company, trust or partnership.
(e) Invest over 25% of its assets at the time of purchase in any one industry.
(f) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies that deal in real estate or interests therein.
(g) Make loans. The purchase of a portion of a readily marketable issue of publicly distributed bonds, debentures or other debt securities will not be considered the making of a loan.
(h) Acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.
(i) Invest in companies for the purpose of acquiring control.
(j) The Fund may not purchase or retain securities of any issuer if those officers and trustees of the Fund or its Investment Adviser owning individually more than 1/2 of 1% of any classes of security or collectively own more than 5% of such class of securities of such issuer.
(k) Pledge, mortgage or hypothecate any of its assets.
(l) Invest in securities, which may be subject to registration under the Securities Act of 1933 prior to sale to the public or which are not at the time of purchase readily salable.
(m) Invest more than 5% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years' continuous operation, including the operations of any predecessor.
(n) Issue senior securities.

PORTFOLIO HOLDINGS
The Fund is required to include a schedule of portfolio holdings in its annual
and semi-annual reports to its shareholders.   These reports are sent to
shareholders within 60 days of the end of the second and fourth fiscal quarters and are filed with the Securities and Exchange Commission (the "SEC") on Form N-CSR. The Fund is also required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund will provide a copy of the complete schedule of portfolio holdings as filed with the SEC, upon request. This policy is applied uniformly to all requesters, without regard to the type of requesting investor (i.e., regardless of whether the requester is an individual or institutional investor).

The portfolio holdings disclosure policy provides that the Fund will periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order ot assist the Fund in its day-to-day operations.

Type of Service       Name of Service          Disclosure Frequency
Provider                    Provider           and Lag Time
------------------------    ------------------------    --------------------
Transfer Agent              Mutual Shareholder Services  Daily - no lag time
Custodian                   U.S. Bank, N.A               Daily - no lag time
Investment Adviser          Matthew 25 Management Corp   Daily - no lag time
Independent Registered
 Public Accounting Firm    Sanville & Co.                As Needed-no lag time


The Fund's President or Chief Compliance Officer are authorized to release the Fund's portfolio according to the schedule above. The Board of Trustees and Management of the Fund have determined that the above portfolio release policy is in the best interest of the Fund's shareholders. Additionally, any conflicts of interest with regards to this policy are appropriately addressed by the Board and Fund management.


MANAGEMENT OF THE FUND
The business of the Fund is managed under the direction of its Board of Trustees and Officers. The Board of Trustees selects and approves the investment adviser and any officers necessary to conduct the business of the Fund. The Board of Trustees and Officers, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

The following provides an overview of the considerations that led the Board to conclude that each individual currently serving as a trustee should serve as a trustee. Each Trustee's substantial professional accomplishments and experience were a significant factor in the determination that the individal should serve as a Trustee.

Steven D. Buck, Esq. Mr. Buck has over 20 years of experience as an attorney focusing on business transactions. He is a successful investor. Along with his legal, business and investment experience Mr. Buck contributes his intelligence, integrity and independent thinking to the board of trustees.

Philip J. Cinelli, D.O. Dr. Cinelli has been a family physician for over 20 years and is in charge of a significant medical practice. He is also a long-term, successful investor. Dr. Cinelli brings solid business judgment, integrity and common sense to the board of trustees.

Samuel B. Clement. Mr. Clement has been a stock broker for over 25 years. He has significant experience as an investor and is a seasoned owner of stocks. Mr. Clement's strengths are risk and qualitative analysis of public companies and markets. He is candid and has a keen sense of judgment along with surety in his decision making process.

Linda Guendelsberger, MST. Ms. Guendelsberger has over 25 years of experience as a tax and accounting professional. She has excellent business judgment and the ability to ask hard questions. She is a successful long-term investor. As a partner in her accounting firm she has been the person in charge of a large tax department for
over 20 years.   Besides offering her insights on accounting and tax
considerations, Ms. Guendelsberger is a person of high character and independent thinking.

Mark Mulholland. Mr. Mulholland has over 25 years of experience in the securities industry. He is a long-term investor and one of the founders of this mutual fund.

Scott A. Satell. Mr. Satell has over 20 years of experience as a manufacturers representative and as a business owner. He is honorable, clear thinking and possesses practical business judgment. Mr. Satell has wide experience in manufacturing, marketing and retail and is always willing to contribute his insights to the board.


The following table shows the officers and trustees with their ages, addresses, positions at the Fund, principal occupations during the past five years, and any other trusteeships held by the Trustee or Officer. The Trustees and Officers are elected on an annual basis, and each of the trustees have served in their current positions since July 8, 1996.


INDEPENDENT TRUSTEES
                               Principal Occupation          Other
Trusteeships
Name and Fund Position   Age   Past Five Years               Held by Trustee


Philip J. Cinelli, D.O.   53    Physician in Family Practice     None
 Trustee                       Bangor, PA

Samuel B. Clement         55    Stockbroker                      None
 Trustee                       Securities America
                                (Brokerage Firm)
                                Berwyn, PA

Linda Guendelsberger, MST 53    Partner                          None
 Trustee and Secretary         WeiserMazars LLP
                                (Accounting Firm)
                                Horsham, PA

Scott A. Satell           50    Principal, BPI                   None
 Trustee                       (Manufacturer's Rep)
                                Conshohocken, PA


INTERESTED TRUSTEES
                               Principal Occupation       OtherTrusteeships
Name and Fund Position   Age   Past Five Years            Held by Trustee


Steven D. Buck, Esq.*     53    Attorney and Shareholder         None
 Trustee                       Stevens & Lee
                                (Law Firm)
                                Reading, PA


Mark Mulholland*          53    President                        None
 Trustee and President         Matthew 25 Fund
                                President
                                Matthew 25 Management Corp.
                                Stockbroker
                                Boenning & Scattergood
                                Jenkintown, PA


* Trustees of the Fund who would be considered "interested persons" as defined by the Investment Company Act of 1940. Mark Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser. Mr. Buck is not an independent trustee as long as he or his law firm provides legal advice to the Fund for compensation.

Lesley A. Buck is the Chief Compliance Officer of the Matthew 25 Fund and is the sister of Steven D. Buck, Trustee of Matthew 25 Fund. There is no economic relationship between Ms. Buck and her brother.

OFFICERS WHO ARE NOT TRUSTEES

                               Principal Occupation
Name and Fund Position   Age   Past Five Years


Lesley A. Buck, MEd.      46    Tax Research Analyst
CCO                     	Vertex, Inc.
                        	Operations Officer and
                                Chief Compliance Officer
                                Matthew 25 Fund and
                                Matthew 25 Management Corp.
                                Sales Assistant
                        	Boenning & Scattergood, Inc.
                        	Jenkintown, PA

Ann Mulholland, MST       54    Treasurer
 Treasurer                      Matthew 25 Fund
                                Jenkintown, PA


Management Ownership: Trustees and Officers of the Fund and their ownership of the Fund, as of December 31, 2012, are as follows:

                          Fund Shares       Dollar Range of Equity      Percent
Name                      Owned 12/31/12    Ownership of Fund 12/31/12  of class

Lesley A. Buck              12,687.328         $100,001 - $500,000        0.09%

Philip J. Cinelli, D.O      30,531.083         $500,001 - $1,000,000      0.22%

Samuel B. Clement            1,269.253         $ 10,001 - $ 50,000        0.01%

Linda Guendelsberger, CPA   21,282.889         $100,001 - $500,000        0.15%

Scott A. Satell             22,903.316         $500,001 - $1,000,000      0.16%

Steven D. Buck, Esq.*       20,360.567         $100,001 - $500,000        0.14%

Mark Mulholland*,**         224,458.751         Over $1,000,000           1.59%




* Trustees of the Fund who would be considered "interested persons" as defined by the Investment Company Act of 1940. Mark Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser. Mr. Buck is not an independent trustee as long as he or his law firm provide legal advice to the Fund for compensation. Additionally, Mr. Buck's sister Lesley Buck is the Chief Compliance Officer of the Matthew 25 Fund.

** Mark & Ann Mulholland, who are spouses, own 167,778.373 shares jointly, 2,767.737 in accounts for their children, 8,342.586 in Ann's IRA, 28,787.127 in Mark's IRA, and 16,782.928 in Mark's 401k.

Neither the Trustees who are "not interested" persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediate family, own securities beneficially or of record in Matthew 25 Management Corp. - the Investment Adviser, or any affiliate of Matthew 25 Management Corp.

Neither the Trustees who are "not interested" persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediate family, have conducted any transactions, or series of transactions, in which the amount involved exceeds $60,000 and to which the Fund or the Investment Adviser, or any of their affiliates, were a party.

COMMITTEES
The Registrant's entire Board of Trustees acts as the audit committee. The Board of Trustees has determined that the Registrant has at least two financial experts serving on its Board.

Mr. Mark Mulholland and Ms. Linda Guendelsberger are the Board's financial experts. Mr. Mulholland is an "interested" trustee, and Ms. Guendelsberger is an "independent" trustee.

The Audit Committee meets once a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Fund's internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee recommends the appointment of auditors for the Fund. The Audit Committee also reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed.
It reviews the qualifications of the auditor's key personnel involved in the foregoing activities and monitors the auditor's independence. During the fiscal year ended December 31, 2012, the Audit Committee held two meetings.


COMPENSATION OF TRUSTEES
Each trustee except Mark Mulholland was paid $300 per meeting attended, plus a flat fee of $3,500 in shares of the Matthew 25 Fund in 2012. For 2013, The Fund intends to pay $500 per meeting attended plus a flat fee. Mark Mulholland will receive benefit from the investment advisory fees payable to Matthew 25 Management Corp. and therefore, will not be eligible to receive trustees' fees or salary as president as long as his firm acts as the Investment Adviser.

Name                      Aggregate        Pension or           Total
                          Compensation     Retirement           Compensation
                          From Fund        Benefits From Fund   From Fund
                          2012             2012                 2012


Philip J. Cinelli, D.O     $4,700.00            $0               $4,700.00
 Trustee

Samuel B. Clement          $5,000.00            $0               $5,000.00
 Trustee

Linda Guendelsberger, MST  $5,000.00            $0               $5,000.00
 Trustee and Secretary

Ann Mulholland                 $0               $0                 $0.00
 Treasurer

Scott A. Satell            $4,400.00            $0               $4,400.00
 Trustee

Steven D. Buck, Esq.*      $5,000.00            $0               $5,000.00
 Trustee

Mark Mulholland *              $0               $0                 $0.00
 Trustee and President


* Trustees of the Fund who would be considered "interested persons" as defined by the Investment Company Act of 1940. Mark Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser. Mr. Buck is not an independent trustee as long as he or his law firm provide legal advice to the Fund for compensation. Additionally, Mr. Buck's sister Lesley Buck is the Chief Compliance Officer of the Matthew 25 Fund.

CODE OF ETHICS
Both the Fund and the Fund's Investment Adviser have adopted Codes of Ethics under rule 17j-1 of the Investment Company Act. These Code of Ethics describe rules and regulations for applicable personnel regarding personal investments in securities held within the Fund's portfolio. These Code of Ethics are on file with, and available from, the Securities and Exchange Commission.

PROXY VOTING
The Adviser provides a voice on behalf of shareholders of the Fund. The Adviser views the proxy voting process as an integral part of the relationship with the Fund. The Fund's Board of Trustees has delegated its authority to vote Fund proxies to the Adviser, subject to the Fund's proxy voting policies. It is the Adviser's policy to vote all proxies received by the Fund within a reasonable amount of time of receipt. Upon receiving each proxy the Adviser will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Adviser will consider information from a variety of sources in evaluating the issues presented in a proxy. The Adviser will pay particular attention to two primary areas:
(1) Accountability - Suitable procedures implemented to ensure that management of a company is accountable to its board of trustees and its board accountable to shareholders;
(2) Alignment of Management and Shareholder Interests - the management and board of trustees share goals and mutual interest in the benefit of the company's shareholders.

In certain instances, a conflict of interest may exist between the Investment Adviser and the Matthew 25 Fund regarding certain proxy proposals. In such cases, the Adviser is committed to resolving the conflict in the best interest of the Matthew 25 Fund before he votes the proxy in question. Accordingly, if a conflict of interest exists, Mr. Mulholland will consult at least two Matthew 25 Fund Board Members to discuss the voting of the proxy.

The Adviser's duty is to vote in the best interests of the Fund's shareholders. The actual voting records relating to portfolio securities during the most recent 12 month period ended June 30 (starting with the year ending June 30, 2004) are available without charge, upon request by calling toll-free, 1-888-M25-FUND or by accessing the SEC's website at www.sec.gov. In addition, a copy of the Fund's proxy voting policy and procedures are also available by calling 1-888-M25-FUND.

ANTI-MONEY LAUNDERING PROGRAM
The Fund has established an Anti-Money Laundering Compliance Program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT ACT"). To ensure compliance with this law, the Fund's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund has established proper-anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.


PRINCIPAL HOLDERS OF SECURITIES
Major Shareholders: As of December 31, 2012, shareholders on record who own 5% or more of the outstanding shares of the Fund are as follows:

Name                    Address                             Percentage
ownership
_______________________________________________________________________________
Charles Schwab
  for the benefit of
  their customers	San Francisco, CA		    20.02%

National Financial Services
  for the benefit of
  their customers 	New York, NY            	    41.24%



As of December 31, 2012, all Trustees and Officers of the Fund, as a group, owned 333,493.187 shares or 2.36% of the Fund's outstanding shares.


INVESTMENT ADVISER
Matthew 25 Management Corporation
P.O. Box 2479
Jenkintown, PA 19046

The Matthew 25 Management Corp. is the Investment Adviser to the Fund and has continued to provide this service since July 8, 1996. Mr. Mark Mulholland is the sole trustee and president of the Investment Adviser as well as serving as president of the Fund. As president of the investment adviser he has direct responsibility for the day-to-day management of the Fund's investment portfolio.

The current advisory agreement will continue on a year-to-year basis provided that approval is voted at least annually by the Fund's Board of Trustees or by majority vote of the outstanding voting securities of the Fund, but in either event; it must also be approved by a majority of the Fund's Trustees, who are neither parties to the agreement, nor interested persons as defined in the Investment Company Act of 1940. For the annual review of the Investment Advisory Agreement, the Board of Trustees receives information relating to
1) the terms and conditions of the agreement, including the nature of the services to be provided to the Fund by the Adviser, 2) investment performance information 3) cost of services to the Fund and profitability of the Advisor and 4) economies of scale with respect to the management of the Fund.

Under the Agreement, the Matthew 25 Management Corp., the Adviser, will have full discretion and responsibility for the investment decisions of the Fund. The Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, on not more than 60 days written notice to the Matthew 25 Management Corp. In the event of its assignment, the Agreement will terminate automatically. For these services the Fund has agreed to pay to Matthew 25 Management Corp. a fee of 1% per year on the average net assets of the Fund.

All fees are computed and accrued on the daily closing net asset value of the Fund and are payable monthly. The Investment Adviser would forgo sufficient fees to hold the total expenses of the Fund to less than 2% of the first $10 million in averaged assets and 1.5% of the next $20 million. The Board of Trustees selected these ratios because they are believed to meet the most restrictive state requirements.

Pursuant to its contract with the Fund, the investment adviser is required to pay all costs of travel and materials required in its research; this is so that the adviser may fulfill its duty to buy, sell and hold securities, that the adviser deems to best satisfy the Fund's investment requirements. The adviser is to pay the salaries of the Fund's officers, trustees or employees who are employees of the investment adviser. The Fund pays the expenses to operate as a Registered Investment Company, including but not limited to the following:

        . audit fees
        . bookkeeping and record maintenance
        . brokerage commissions
        . custodian fees
        . trustees' fees
        . insurance
        . interest
        . legal fees
        . operating its offices
        . registration and compliance
        . taxes
        . transfer agent fees


Advisory Fees: The advisory fees to the current adviser, for the last three years, are as follows:

        YEAR            ADVISORY FEE    AMOUNT WAIVED   NET ADVISORY FEE

        2010            $  484,870        $     0         $  484,870
        2011            $  603,577        $     0         $  603,577
	2012            $1,619,032        $     0         $1,619,032

OTHER SERVICE PROVIDERS

TRANSFER AGENT
Mutual Shareholder Services, LLC
8000 Town Centre Drive, Suite 400
Broadview Heights, OH 44147


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The firm of Sanville & Company, 1514 Old York Road, Abington, PA 19001, has been selected as Independent Registered Public Accounting Firm for the Fund for the past thirteen years ended December 31, 2012. Sanville & Company performs an annual audit of the Fund's financial statements.

CUSTODIAN
U.S. Bank, N.A., 425 Walnut Street, 6th Floor, Cincinnati, OH 45202 has been selected to act as Custodian of the Fund's investments. The custodian safe keeps the portfolio securities and investments, collects income, disburses funds as instructed, and maintains records in connection with its duties.

PORTFOLIO MANAGER
Matthew 25 Management Corp. is the sole Adviser to the Matthew 25 Fund, and Mark Mulholland is the sole portfolio manager. Mr. Mulholland's compensation is paid by the Management Corp., and is set forth by the owners and directors of the Matthew 25 Management Corp. Because Mr. Mulholland and his wife are the sole owners of the Adviser, his salary is determined by the Adviser's profitability. Mr. Mulholland's income will likely be affected by appreciation and depreciation of the portfolio's securities, as well as the purchase and redemption of shares by the Fund's shareholders. These actions affect the net assets of the Fund and thus the advisory fees paid to the adviser.

Mr. Mulholland is not a portfolio manager for any other accounts. However, Mr. Mulholland is a stockbroker with Boenning & Scattergood, Inc.

As of December 31, 2012 Mark Mulholland (and his wife) beneficially own 224,458.751 shares or $4,978,495 of the Matthew 25 Fund.


BROKERAGE
The Fund requires all brokers to effect transactions of portfolio securities in such a manner as to get prompt execution of the orders at the most favorable price. The Fund will place all orders for purchases and sales of its portfolio securities through the Fund's President who is answerable to the Fund's Board of Trustees. In accordance with Rule 17E-1, if the Fund's President is also a registered representative of a New York Stock Exchange or NASDAQ Member Firm, he may place orders through his concern at as low commission rates as possible but never to exceed rates that are higher than would be available through any other national brokerage firm. The Trustees will review each transaction when a commission is generated at a brokerage firm that is affiliated with the Fund's President or Adviser and determine if the commission paid appears reasonable.
In the event that the Board determines that any or all of the commissions paid are higher than what they determine as reasonable, then the Board will reduce the fees paid to the Adviser by an amount equal to the commissions deemed unreasonable. This review must be done at least quarterly. The Fund's President may select other brokers whom in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services, which, in the opinion of management, are helpful or necessary to the Fund's normal operations. No effort will be made in any given circumstances to determine the value of these services or the amount they might have reduced adviser expenses.

Other than as set forth above, the Fund has no fixed policy, formula, method or criteria which it uses in allocating brokerage business to brokers furnishing these materials and services. The Board of Trustees will evaluate and review the reasonableness of brokerage commissions paid to brokers not affiliated with the President or Adviser at least semiannually.

Mark Mulholland is a stockbroker with Boenning & Scattergood, Inc. and has been since July 8, 1996. The following table shows the commissions paid by the Fund, to Boenning & Scattergood for the most recent five fiscal years.


        YEAR            BOENNING & SCATTERGOOD COMMISSIONS

        2008                    $      0
      	2009                    $      0
      	2010                    $      0
	2011                    $      0
	2012                    $      75

The total brokerage commissions paid in 2012 equaled $44,949. The following table details all commissions paid for the most recent five fiscal years.

Year   Total         Commissions Paid   Percentage of      Percentage of Trade
       Commissions   to Boenning &      Commissions Paid   Amounts Made Through
       Paid          Scattergood        to Boenning & S.   Boenning & S.
-----  -----------   ----------------   ----------------   ----------------

2008   $ 10,822       $     0             0.0%               0.0%
2009   $  2,478       $     0             0.0%               0.0%
2010   $  5,504       $     0             0.0%               0.0%
2011   $  6,068       $     0             0.0%               0.0%
2012   $ 44,949       $     75            0.17%              0.0%

CAPITALIZATION
Description of Common Stock: The authorized capitalization of the Fund consists of 100,000,000 shares of common stock. The par value per share is set at $0.01 and each share has equal dividend, distribution and liquidation rights. There are no conversion or pre-emptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-accessible.

Voting Rights: Each holder of the Fund's common stock has one vote for each share held and fractional shares will have an equivalent fractional vote. Voting rights are non-cumulative, which means that the holders of a majority of shares of common stock can elect all trustees of the Fund if they so choose, and the holders of the remaining shares will not be able to elect any person as a trustee.

PURCHASE OF SHARES AND REINVESTMENTS
The offering price of the shares offered by the Fund is at the Net Asset Value per share ("NAV") next determined after receipt of the purchase order, by the Fund. The Fund reserves the right, at its sole discretion, to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applications when, in the judgment of management such termination or rejection is in the best interests of the Fund.

Initial Investments: Initial purchase of shares of the Fund may be made only by application submitted to the Fund with a check, money order or transfer wire made payable to the Matthew 25 Fund, or through a brokerage firm or other financial institution that has agreed to sell the Fund's shares. For the convenience of investors, a Share Purchase Application form is provided with the Prospectus, as well as Form W-9. A signed Form W-9 is necessary to avoid mandatory withholding of Federal Taxes from dividends, distributions and redemptions. The minimum initial purchase, of shares, is $10,000; less may be accepted under special circumstances. The Fund is eligible for sale in most states. There will be no solicitation of other states' residents as potential shareholders until registration under the Blue Sky or Notification Laws of such states have been met.

In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted.

Subsequent Purchases: Subsequent purchases may be made by mail or by phone and are due and payable three business days after the purchase date. The minimum is $100, but less may be accepted under special circumstances.

Automatic Investment Plan: The Automatic Investment Plan allows shareholders to purchase Fund shares on at least a monthly basis. Investments are made by authorizing the Fund to automatically deduct a dollar amount from the shareholders bank or money market account, and invest that dollar amount in Fund shares. To participate in this program, an Automatic Investing Form (which is available by contacting the Fund) must be completed and signed.

Reinvestments: The Fund will automatically retain and reinvest dividends and capital gain distributions. Reinvestment, for the shareholder, will be at net asset value on the close of business on the distribution date. A Shareholder may at any time, by letter or forms supplied by the Fund, direct the Fund to pay the dividends and/or capital gains distributions to the shareholder in cash.

Fractional Shares: Shares will be issued up to three decimal places.

Investments Made Through Financial Services Agents:
If you invest through a financial services agent (rather than directly with the Fund), the policies and fees may be different than those described here. Financial advisers, financial supermarkets and other financial services agents may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial services agent if you have any questions. Your financial services agent is responsible for transmitting your orders in a timely manner.

Purchases and Sales Through Broker Dealers:
The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's NAV next computed after an authorized broker accepts them, or the broker's authorized designee.


OFFERING PRICE
NET ASSET VALUE CALCULATION
The Net Asset Value (NAV) of the Fund's shares is determined as of the close of business of the New York Stock Exchange ("NYSE") for each business day of which the NYSE is open (presently 4:00 PM Monday through Friday). This, of course, is exclusive of any and all legal holidays the NYSE so honors by being closed for the day. The NAV of the Fund is determined by dividing the market values of its securities, plus any cash and other assets, less all liabilities excluding par and surplus capital, by the number of shares outstanding. The market values, for securities listed on a national or regional exchange or on the National Association of Securities Dealers Automated Quotation (NASDAQ) market, are determined by the closing prices on the securities' primary market. Exchange or NASDAQ securities that have not recently traded are valued at the last bid price in the securities' primary market. Short-term paper (debt obligations that mature in less than a year) are valued at amortized cost that approximates market value. The Fund may use fair value pricing only when market prices are unavailable.

An example of how the Fund calculated its offering price per share as of December 31, 2012 is as follows:


                Net Assets
        ---------------------------   =  Net Asset Value (NAV) per share
            Shares Outstanding


               313,521,218
        ---------------------------   =  22.18
                14,133,376




REDEMPTION IN KIND
The Fund intends to make payments for redemptions in cash, however, the Fund reserves the right to make payments in kind.

FREQUENT PURCHASE AND REDEMPTION OF FUND SHARES
The Fund is intended for use as a long-term investment vehicle. Long-term, as defined by management, is at least three years. The Fund is not intended to provide a means of speculating on short-term market movements. Frequent short-term trades by investors have the potential to make the Fund more difficult to manage efficiently, could impose additional brokerage or administrative costs on the Fund, may create unplanned tax burdens for some shareholders, and may dilute the value of Fund shares held by long-term investors. The Fund does not have any arrangements with any person to permit frequent purchases and redemptions of their shares. The Fund encourages long-term investing, and if a shareholder redeems shares, the Fund may take reasonable action in response, up to and including the limitation, suspension, or termination of a shareholder's purchase privileges. It may not be feasible for the Fund to prevent or detect every potential instance of short-term trading.

The Board of Trustees has adopted these policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.
To discourage short-term trades by investors, and to compensate the Fund for costs that may be imposed by such trades, the Fund will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell your shares after holding them for 365 days or less. The redemption fee is paid directly to the Fund and is designed to offset transaction costs and to protect the Fund's long-term shareholders. The Fund will use the "first-in, first-out" (FIFO) method to determine the 365 day holding period. The redemption fee does not apply to shares purchased through reinvested distributions. The Fund reserves the right to waive redemption fees for certain accounts that have proven to be long-term shareholders.


The Fund reserves the right to reject any purchase at any time.

TAX STATUS
Under provisions of the Internal Revenue Code of 1986 as amended, the Fund, by paying out substantially all of its investment income and realized capital gains, has been and intends to continue to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated investment company" under Internal Revenue Code, at least 90% of the Fund's income must be derived from dividends, interest and gains from securities transactions and no more than 50% of the Fund's assets may be in security holdings that exceed 5% of the total assets of the Fund at the time of purchase.

Distributions properly designated by the Fund as representing the excess of net long-term capital gains over net short-term capital loss are taxable to the shareholder as long-term capital gains, regardless of the length of time Fund shares have been held. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of such dividends or distributions and, although in effect a return of capital, are subject to federal income taxes.

The Fund is required by federal law to withhold a percentage of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on tax Form W-9 supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.


Individual Retirement Account: Persons who earn compensation and their spouses may establish Individual Retirement Accounts (IRA) using Fund shares. Annual contributions may or may not be tax deductible from gross income. Qualification and deduction of contributions should be determined after consulting a tax adviser. Earnings within the IRA are reinvested and are tax-deferred until withdrawals begin. You may begin to make non-penalty withdrawals as early as age 59 1/2 or as late as age 70 1/2. Individuals may use the Fund for contributions to a traditional IRA, Roth IRA, Simplified Employee Pension (SEP) IRA, Simple IRA, or Education IRA.

U.S. Treasury Regulations require a Disclosure Statement. This Statement describes the general provisions of the IRA and is forwarded to all prospective IRA shareholders. There is an annual fee of $8.00 charged for each IRA account. The Fund will pay the annual fee for accounts with a value of at least $10,000. Accounts below $10,000 in market value may be charged the $8.00 fee. This will be decided on an annual basis by the Fund's Management or Trustees. When the Fund pays the annual IRA fees it will be part of the IRA expenses for the Fund.


PERFORMANCE DATA
The Fund's total returns are based on the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period presented. Because average annual total returns tend to smooth out variations in a Fund's returns, investors should recognize that they are not the same as actual year-by-year returns. Average annual return is based on historical earnings and is not intended to indicate future performance.

For the purpose of quoting and comparing the performance of a Fund to that of other mutual funds and to other relevant market indices in advertisements, performance will be stated in terms of average annual total return. Under regulations adopted by the Securities and Exchange Commission, the Fund's average annual total return quotations are calculated according to the formula below.

In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Additionally, redemption of shares is assumed to occur at the end of each applicable time period.



Average Annual Total Return
____________________________

                                      n
                                P(1+T) =ERV
                WHERE:
                P    = a hypothetical initial payment of $1,000
                T    = average annual total return
                n    = number of years
                ERV  = ending redeemable value of a hypothetical $1,000
                       payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).





                                       Average Annual    Ending Redeemable
Value
Period            Initial Purchase        Return               12/31/2012
___________       ________________     ______________    ______________________
1 Year             $1,000                 31.63%             $1,105
12/31/11-12/31/12

5 Years            $1,000                 11.06%             $1,038
12/31/07-12/31/12

10 Years           $1,000                  8.97%             $1,765
12/31/02-12/31/12




After tax returns are calculated using historical highest federal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRA's. As with all mutual funds, past results are not an indication of future performance.




Average Annual Total Return (After Taxes on Distributions)
___________________________________________________________

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

                                      n
                                P(1+T) =ATV
                                           D

                WHERE:
                P    = a hypothetical initial payment of $1,000
                T    = average annual total return(after taxes on
distributions)
                n    = number of years
                ATV  = ending value of a hypothetical $1,000
                   D payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund
                       distributions but not after taxes on redemption.



                                       Average Annual    Ending Redeemable
Value
Period            Initial Purchase        Return              12/31/2012
___________       ________________     ______________    ______________________
1 Year            $1,000                 30.90%            $1,104
12/31/11-12/31/12

5 Years           $1,000                  10.65%           $ 1,023
12/31/07-12/31/12

10 Years          $1,000                  8.33%            $1,709
12/31/02-12/31/12




After tax returns are calculated using historical highest federal tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an individual investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRA's. As with all mutual funds, past results are not an indication of future performance.




Average Annual Total Return (After Taxes on Distributions and Redemptions)
____________________________________________________________________________

The average annual total return (after taxes on distributions and sale of fund shares) is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

                                      n
                                P(1+T) =ATV
                                           DR

                WHERE:
                P    = a hypothetical initial payment of $1,000
                T    = average annual total return (after taxes on
                       distributions and redemption)
                n    = number of years
                ATV  = ending value of a hypothetical $1,000
                   DR payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on
  			fund distributions and redemption.


                                       Average Annual    Ending Redeemable
Value
Period            Initial Purchase        Return              12/31/2012
___________       ________________     ______________    ______________________
1 Year            $1,000                  26.44%            $1,068
12/31/11-12/31/12

5 Years           $1,000                   9.38%            $1,023
12/31/07-12/31/12

10 Years          $1,000                   7.58%            $1,636
12/31/02-12/31/12



After tax returns are calculated using historical highest federal tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an individual investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRA's. As with all mutual funds, past results are not an indication of future performance.

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. The Fund may also compare its performance figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to, the Value Line Index, the Dow Jones Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Price Index (the "S&P 500"), the various NASDAQ indices, and the Russell 3000. In addition, the Fund may compare its performance to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc, CDA Investment Technologies, Inc., Morningstar, Inc., Ibbotsen Associates, Value Line Mutual Fund Survey, and other independent organizations. Also, the Fund may refer to its ratings and related analysis supporting the ratings from these or other independent organizations.

FINANCIAL STATEMENTS
The Financial Statements and Independent Auditor's Report required to be included in the Statement of Additional Information are incorporated herein by reference to the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2012. The Fund will provide the Annual Report without charge at written or telephone request.







                                FORM N-1A
                         PART C - OTHER INFORMATION

Item 23.  Exhibits
(a) 	Articles of Incorporation - Declaration of Trust is filed herewith.


(b) By-laws - Exhibit 3ii of Pre-Effective Amendment No.1 of our Registration under the Securities Act of 1933 is hereby incorporated by reference.

(c)     Instruments Defining Rights of Security Holders - None

(d) Investment Advisory Contracts - Exhibit 10i of Post-Effective Amendment No.2 of our Registration under the Securities Act of 1933 is hereby incorporated by reference.

(e)     Underwriting Contracts - None

(f)     Bonus or Profit Sharing Contracts - None

(g) Custodian Agreements - Exhibit 99.g of Post-Effective Amendment No.10 of our Registration under the Securities Act of 1933 is hereby incorporated by reference.

(h)     Other Material Contracts - None

(i)     Legal Opinion - Filed herewith

(j) Other Opinions - Consent of Independent Public Accountants, Sanville & Company, is filed as Exhibit 99.j herewith.

(k)     Omitted Financial Statements - None

(l)     Initial Capital Agreements - None

(m)     Rule 12b-1 Plan - None

(n)     Rule 18f-3 Plan - None

(o)     Reserved

(p) Code of Ethics - Exhibit 99.p of Post-Effective Amendment No.17 of our Registration under the Securities Act of 1933 is hereby incorporated by reference.

Item 24.  Persons Controlled by or Under Common Control with the Fund.
        None

Item 25.  Indemnification.
        The registrant provides $1,000,000 of Errors and Omissions Liability coverage for the officers and trustees of the registrant. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant, the registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of the Investment Adviser.
        Mark Mulholland is the sole officer of the investment adviser. He is also a Registered Representative (Stockbroker) for Boenning & Scattergood, Inc. The addresses are as follows:

                        Matthew 25 Management Corporation
                        P.O. Box 2479
                        Jenkintown, PA 19046

                        Boenning & Scattergood, Inc.
                        4 Tower Bridge
                        200 Barr Harbor Drive  #300
                        West Conshohocken, PA 19428

Item 27.  Principal Underwriters.
        None.
Item 28.  Location of Accounts and Records.
         Accounts, books and other documents required to be maintained by
         Section 31(a) of the 1940 Act, and the Rules promulgated thereunder, are maintained as follows:

         For the Investment Adviser - Matthew 25 Management Corp.
         413 Johnson Street, Suite #200, Jenkintown, PA 19046.

         For Accounting and Administration - Matthew 25 Fund
         8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

         For Transfer Agency - Mutual Shareholder Services, LLC
         8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

         For Custody - U.S. Bank, N.A.
         425 Walnut Street, Cincinnati, OH  45202.

Item 29.  Management Services.
        None.
Item 30.  Undertakings.
        None.





SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the MATTHEW 25 FUND certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Borough of Jenkintown of the State of Pennsylvania, as of September 10, 2013.


                                                  MATTHEW 25 FUND
                                                  /s/ Mark Mulholland
                                                  Mark Mulholland,
                                                  President



Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                           Title                            Date


/s/ Mark Mulholland        President, CEO and Trustee                9-10-13

/s/ Steven D. Buck         Trustee                                   9-10-13

/s/ Philip J. Cinelli      Trustee                                   9-10-13

/s/ Samuel B. Clement      Trustee                                   9-10-13

/s/ Linda Guendelsberger   Secretary and Trustee                     9-10-13

/s/ Scott A. Satell        Trustee                                   9-10-13


MATTHEW 25 FUND